UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018 (June 14, 2018)

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 14, 2018, xG Technology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices at 240 S. Pineapple Avenue, Conference Room, 2nd Floor, Sarasota, Florida 34236. As described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2018, at the Annual Meeting the stockholders were asked to vote on two (2) matters: (i) the election of directors and (ii) the ratification of the appointment of an independent accounting firm.

Of the shares outstanding and entitled to vote as of the record date for the Annual Meeting, 10,519,777 shares were present at the Annual Meeting in person or by proxy, which represented approximately 65.36% of the outstanding voting stock of the Company as of April 27, 2018, the record date. As such, a quorum was established at the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office of each director will be until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

The final results of the election of directors were as follows:

Name	For	Withheld	Broker Non-Votes
George F. Schmitt	2,353,092	142,535	8,024,150
John C. Coleman	2,349,267	146,360	8,024,150
Gary Cuccio	2,362,291	133,336	8,024,150
Kenneth Hoffman	2,358,366	137,261	8,024,150
Richard L. Mooers	1,828,874	666,753	8,024,150
Raymond M. Sidney	2,404,421	91,206	8,024,150
General James T. Conway	2,383,416	112,211	8,024,150

The stockholders also ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by a vote of 10,072,329 for; 377,936 against; and 69,512 abstentions. There were no broker non-votes.

In addition, the Company will hold its stockholder advisory vote on executive compensation every three (3) years. As such, the Company’s next stockholder advisory vote on executive compensation shall be held at the 2020 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2018		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton Title: Chief Financial Officer